O’SHAUGHNESSY SMALL/MID CAP GROWTH FUND
Class I – OFMIX
(the “Fund”)

A series of Advisors Series Trust (the “Trust”)

Supplement dated April 7, 2016 to the Prospectus and Statement of Additional Information (“SAI”) dated November 28, 2015

The Board of Trustees of Advisors Series Trust has determined that effective for all services rendered on or after April 1, 2016, the Fund’s shareholder servicing plan fee for Class I is reduced to 0.15%.

Prospectus

•	The “Description of Share Classes” sub-section within the “Shareholder Information” section on page 50 of the Prospectus is modified as follows:

“Class I shares are charged a 0.15% shareholder servicing plan fee but are not charged a front-end sales load, a CDSC or a Rule 12b-1 distribution and service fee and are generally available for purchase only by institutional investors, retirement accounts or high net worth individuals.”

•	The “Shareholder Servicing Plan” sub-section within the “Distribution of Fund Shares” section on page 60 of the Prospectus is modified as follows:

“Shareholder Servicing Plan
The Board has approved a Shareholder Servicing Plan (“Service Plan”) for Class I shares of the Funds.  Under the Service Plan, Class I shares of the Funds may pay service fees of up to 0.15% of average daily net assets to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.”

SAI

•	The “Shareholder Servicing Plan” sub-section within the “Distribution and Shareholder Servicing Plans” section on page 46 of the SAI is modified as follows:

“As compensation for the provision of shareholder services, Class A and Class C shares of the All Cap Core Fund and Class I shares of the Funds will pay the Adviser a monthly fee at an annual rate of up to 0.15% of the Funds’ average daily net assets.”

•	The first sentence of the “Class I Shares” sub-section within the “Additional Purchase and Redemption Information” section on page 54 of the SAI is modified as follows:

“Class I shares of the Funds are subject to a shareholder servicing plan fee of up to 0.15% of average daily net assets and are offered without any sales charge on purchases or sales and without any ongoing distribution fee.”